Exhibit 21
CORPORATE DIRECTORY
Our consolidated subsidiaries and affiliated companies as of June 30, 2006 are:
Consolidated Subsidiaries of Kennametal Inc.
Kennametal Australia Pty. Ltd.
Kennametal Exports Inc.
Kennametal (Canada) Ltd.
Kennametal (Shanghai) Ltd.
Kennametal (China) Co. Ltd.
Kennametal (Thailand) Co., Ltd.
Kennametal (Xuzhou) Company Ltd.
Kennametal Hardpoint Inc.
Kennametal International S.A. (Panama)
Kennametal Japan Ltd.
Kennametal (Malaysia) Sdn. Bhd.
Kennametal de Mexico, S.A. de C.V.
Kennametal Sp. Z.o.o
Kennametal (Singapore) Pte. Ltd.
Kennametal South Africa (Pty.) Ltd.
Kennametal Korea Ltd.
Kennametal Holding (Cayman Islands) Limited
Kennametal Hungary Holdings Inc.
Kennametal Hungary Finance Services Kft.
Kennametal Financing I
Kennametal Financing II
Kennametal Holdings Europe Inc.
Carbidie Asia Pacific Pte. Ltd.
Cleveland Twist Drill de Mexico, S.A. de C.V.
Extrude Hone Corporation
Greenfield Industries Canada Incorporated
Hanita Metal Works, Ltd.
South Deerfield Industrial, Inc.
Consolidated Subsidiaries of Kennametal Financing II
Kennametal PC Inc.
Kennametal TC Inc.
Kennametal Receivables Corporation
Consolidated Subsidiaries of Kennametal Holdings Europe Inc.
Fusion Liquidation Ltd. (Canada)
J&L Werkzeuge und Industriebedarf GmbH
Kennametal Widia Holdings Inc.
Consolidated Subsidiaries and Affiliated Company of Kennametal Widia Holdings Inc.
Kennametal Europe Holding GmbH
Kennametal Verwaltungs GmbH & Co. Kg (partnership)
CIRBO Limited (England)
Consolidated Affiliated Company of Kennametal Europe Holding GmbH
Kennametal Europe L.P. (partnership)
Consolidated Subsidiary of Kennametal Europe L.P.
Kennametal Europe GmbH

Consolidated Subsidiary of Kennametal Europe GmbH
Kennametal Holding GmbH
Consolidated Subsidiaries of Kennametal Holding GmbH (Germany)
Kennametal Hertel Europe Holding GmbH
Kennametal Widia Beteiligungs GmbH
Consolidated Subsidiaries of Kennametal Hertel Europe Holding GmbH
Kennametal GmbH
Kennametal AMSG GmbH
Kennametal Hungaria Kft.
Kennametal Logistics GmbH
Kennametal Shared Services GmbH
Kennametal Technologies GmbH
Kemmer CIRBO S.r.l. (Italy)
Kemmer AG (Switzerland)
Widia GmbH
Consolidated Subsidiaries and Affiliated Companies of Kennametal GmbH
Kennametal Belgium S.p.r.l.
Kennametal Czech s.r.o.
Kennametal Deutschland GmbH
Kennametal France S.A.S
Kennametal Iberica S.L.
Kennametal International GmbH
Kennametal Kesici Takimlar Sanayi ve Ticaret A.S. (Turkey)
Kennametal Nederland B.V.
Kennametal Osterreich GmbH
Kennametal Produktions GmbH & Co. Kg. (partnership)
Kennametal Produktions Services GmbH
Kennametal Real Estate Beteiligungs GmbH
Kennametal U.K. Limited
Rubig Beteiligungs GmbH
Rubig GmbH & Co. Kg (partnership)
Consolidated Affiliated Company of Kennametal Produktions GmbH & Co. Kg (partnership)
Kennametal Real Estate GmbH & Co. Kg (partnership)
Consolidated Affiliated Company of Kennametal Deutschland GmbH
Kennametal (Deutschland) Real Estate GmbH & Co. Kg (partnership)
Consolidated Affiliated Company of Rubig GmbH & Co. Kg (partnership)
Rubig Real Estate GmbH & Co. Kg (partnership)
Consolidated Subsidiary of CIRBO Limited (England)
International Twist Drill Limited
Consolidated Subsidiaries of Kennametal Hardpoint, Inc.
Kennametal Hardpoint H.K. Ltd.
Kennametal Hardpoint (Taiwan) Inc.
Consolidated Subsidiary of Kennametal Hardpoint H.K. Ltd.
Kennametal Hardpoint (Shanghai) Ltd.

Consolidated Subsidiary and Affiliated Companies of Widia GmbH
Kennametal Widia Real Estate GmbH & Co. Kg (partnership)
Kennametal Widia Produktions GmbH & Co. Kg (partnership)
Meturit AG
Werko Konigsee (branch)
Consolidated Subsidiary of Meturit AG
Kennametal India Limited
Consolidated Subsidiaries of Kennametal Holding (Cayman Islands) Limited
Kennametal Argentina S.A.
Kennametal do Brasil Ltda.
Kennametal Chile Ltda.
Consolidated Subsidiary of Kennametal Iberica S. L.
Kennametal Manufacturing Spain S.L.
Consolidated Subsidiary of Kennametal International GmbH
Kennametal Italia S.p.A.
Consolidated Subsidiary of Kennametal Osterreich GmbH
Kennametal Polska Sp. Z.o.o.
Consolidated Subsidiaries of Kennametal U.K. Limited
Kennametal Logistics U.K. Ltd.
Kennametal Manufacturing U.K. Ltd.
Widia U.K. Ltd.
Consolidated Subsidiary of Kennametal France S.A.S.
Kennametal Production France S.A.R.L.
Consolidated Subsidiary of Kennametal Nederland B.V.
Kennametal Engineered Products B.V.
Consolidated Subsidiaries of Extrude Hone Corporation
Extrude Hone Korea Co. Ltd.
Extrude Hone Ltd.
Extrude Hone (U.K.) Ltd.
Extrude Hone Participacoes Ltda.
Extrude Hone Shanghai, Co. Ltd.
Extrude Hone KK (Japan)
Consolidated Subsidiaries and Affiliated Company of Extrude Hone Ltd.
Extrude Hone Holding GmbH
Extrude Hone France S.A.
Extrude Hone Spain (SC)
Kennametal Extrude Hone GmbH & Co. Kg (partnership)
Extrude Hone (Ireland) Ltd.
Consolidated Subsidiaries of Extrude Hone Holding GmbH
Extrude Hone GmbH
Extrude Hone VMB GmbH
VMB Entgrattechnik GmbH

Consolidated Subsidiaries of Hanita Metal Works, Ltd.
Hanita Cutting Tools, Inc.
Hanita Metal Works GmbH (Germany)
Consolidated Subsidiary of Cleveland Twist Drill de Mexico, S.A. de C.V.
Herramientas Cleveland, S.A. de C.V.
Consolidated Subsidiary of Herramientas Cleveland, S.A. de C.V.
Greenfield Tools de Mexico, S.A. de C.V.